SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 24, 2002


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                1-10434                 13-1726769
     (State or other         (Commission File          (I.R.S. Employer
     jurisdiction of              Number)           Identification Number)
     incorporation or
      organization)


            Pleasantville, New York                 10570-7000
        (Address of principal executive              (Zip Code)
                    offices)

               Registrant's telephone number, including area code:
                                 (914) 238-1000





                                                Page 1 of 21 pages.



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ITEM 5.    Other Events.

      Filed herewith is the company's news release, issued on January 24, 2002, relating to earnings and guidance (Exhibit 99.1); remarks delivered to analysts and investors by Thomas O. Ryder, Chairman and Chief Executive Officer, on January 24, 2002 (Exhibit 99.2); remarks delivered to analysts and investors by Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, on January 24, 2002 (Exhibit 99.3).


ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)  Financial statements of business acquired
           Not applicable

      (b)  Pro forma financial information
           Not applicable

(c)   Exhibits

           Number                   Description

            99.1    The company's news release, issued on January
                    24, 2002, relating to earnings and guidance.

            99.2    Remarks delivered by Thomas O. Ryder,
                    Chairman and Chief Executive Officer, to analysts and investors on January 24, 2002.

            99.3    Remarks delivered by Michael S. Geltzeiler,
                    Senior Vice President and Chief Financial
                    Officer, to analysts and investors on January
                    24, 2002.

                            SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            THE READER'S DIGEST ASSOCIATION, INC.
                                         (Registrant)


Date:  January 24, 2002
                                   /s/MICHAEL S. GELTZEILER
                                     Michael S. Geltzeiler
                                   Senior Vice President and
                                    Chief Financial Officer

                           EXHIBIT INDEX



Exhibit No.                         Description

  99.1 The company's news release, issued on January 24, 2002, relating to earnings and guidance.

  99.2      Remarks delivered by Thomas O. Ryder, Chairman and
            Chief Executive Officer, to analysts and investors on January 24, 2002.

  99.3      Remarks delivered by Michael S. Geltzeiler, Senior
            Vice President and Chief Financial Officer, to analysts and investors on January 24, 2002.